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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2006

                                MGI PHARMA, INC.
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             (Exact name of registrant as specified in its charter)

           Minnesota                     0-10736                 41-1364647
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(State or other jurisdiction of     (Commission File          (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota          55437
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (952) 346-4700


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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition.

     On October 18, 2006, MGI PHARMA, INC. issued a press release reporting financial results for the period ended September 30, 2006. A copy of MGI PHARMA's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

       99.1 MGI PHARMA, INC. press release dated October 18, 2006, announcing financial results for the period ended September 30, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MGI PHARMA, INC.


Date: October 18, 2006         By:  /s/ WILLIAM F. SPENGLER
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                                    William F. Spengler
                                    Executive Vice President and Chief Financial
                                    Officer


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                                  EXHIBIT INDEX

99.1 MGI PHARMA, INC. press release dated October 18, 2006, announcing financial results for the period ended September 30, 2006.



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